Edward A. Spehar Senior Vice President & Head of Investor Relations OUTLOOK CALL 2 0 1 4 December 12, 2014 Exhibit 99.1

Cautionary Statement on Forward-Looking
Statements and Non-GAAP Financial Information

This presentation may contain or incorporate by reference forward-looking statements. Forward-looking statements give expectations or forecasts of future events and use words such as “anticipate,” “estimate,” “expect,” “project” and other terms of similar meaning, or that are tied to future periods. Any or all forward-looking statements may turn out to be wrong, and actual results that could differ materially from those expressed or implied in the forward-looking statements.
Predictions of future performance are inherently difficult and are subject to numerous risks and uncertainties, including those identified in the “Risk Factors” section of MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. The company does not undertake any obligation to publicly correct or update any forward-looking statement if it later becomes aware that such statement is not likely to be achieved. Additional discussion of forward-looking statements may be included in other slides in this presentation; if so, please refer to those slides for more information.
This presentation may also contain measures that are not calculated based on accounting principles generally accepted in the United States of America, also known as GAAP. Additional discussion of non-GAAP financial information may be included in other slides in these materials, on the Investor Relations portion of MetLife's website
(www.metlife.com),
or
elsewhere on that website; if so, please refer to those slides or the website for more information.

Agenda
Overview
Steven A. Kandarian
Chairman, President & Chief Executive Officer
Americas
William J. Wheeler
President, Americas
Asia
Christopher Townsend
President, Asia
EMEA
Michel Khalaf
President, Europe, Middle East and Africa
Financial Update
John C.R. Hele
Chief Financial Officer
Closing Remarks
Steven A. Kandarian
Chairman, President & Chief Executive Officer
Q&A

Detailed Discussion of Business Segments
Operating earnings analysis
Key sensitivities
Near-term opportunities and challenges
Near-term guidance on certain key items
Long-term outlook
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Anticipated Changes in Segment Results for 2015
Revised capital allocation methodology will impact segment net investment income
Certain tax benefits from Corporate & Other to business segments
Consumer direct from Corporate & Other to Latin America
New expense allocation
All anticipated changes to be effective in 2015 (“2015 changes”)

Steven A. Kandarian Chairman, President & Chief Executive Officer OUTLOOK CALL 2 0 1 4 December 12, 2014

$4,654
$5,649
$6,261
Operating Earnings and ROE Ahead of Strategic Plan
Operating
ROE
10.1% 11.3% 12.2%
12.2%
3
2012-2014 operating earnings
almost 10% better than strategy
assumption
Operating ROE at low end of 2016
target range in 2013 and 3Q14 YTD
1
Expect to achieve net expense
saves target in 2014, and $1 billion
gross saves target in 2015
Highlights
Operating Earnings ($ in millions)

1  Nine months ended September 30, 2014.
2 Excludes accumulated other comprehensive income (“AOCI”), other than foreign currency translation adjustments (“FCTAs”).
3 Annualized using year-to-date results for the period ended September 30, 2014.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
2
1
2011 2012 2013 3Q14 YTD
$4,977

MetLife

Dec-11
Dec-12
Dec-13
Dec-14
2

Dec-11
Dec-12
Dec-13
Dec-14
2

External Factors Mixed During 2012-2014
Strong Equity Market, but Low Interest Rates
1
Regulatory Uncertainty Limits Share Repurchase
1 Source: Bloomberg. 2 As of December 5, 2014. 3 Assumption in our strategy, which was announced at the May 2012 Investor Day. 4 Nine months ended September 30, 2014.
%
($ in billions)
Assumption
3
Actual
2012 $2.0 $0.0
2013 1.5 0.0
3Q14 YTD
4
1.1 0.4
2012 – 3Q14 $4.6 $0.4
Substantial Yen Depreciation vs. U.S. Dollar
1
1.0
1.5
2.0
2.5
3.0
3.5
500
1,000
1,500
2,000
2,500
S&P 500 (left axis) 10- year Treasury yield (right axis)
¥60
¥80
¥100
¥120
¥140

New Share Buyback of up to $1 Billion
1 As of December 11, 2014.
Completed $967 million
1
of $1 billion common stock repurchase
program announced in June 2014
Additional share buyback supported by estimated $6 billion of cash and liquid assets at holding companies at year-end 2014
New program consistent with our prudent capital management
strategy

Goal of Outlook Call
Improve understanding of MetLife’s business model
Provide high quality information and more transparency
Focus on multi-year outlook, the driver of shareholder value
–
Near-term is 2015-2017
–
Long-term is beyond 2017

Key Near-Term Macro Assumptions
5% annual appreciation in S&P 500
U.S. interest rates based on consensus and internal forecast
–
10-year U.S. Treasury 2.50% at 12/31/14, 3.24% at 12/31/15,
3.80% at 12/31/16 and 4.50% at 12/31/17
Exchange rates at consensus
–
Yen/$ average of 115 for 2015 and 116 for 2016-2017
–
Mexican Peso/$ average of 13.0 for 2015-2016 and 12.5 for 2017

William J. Wheeler President Americas OUTLOOK CALL 2 0 1 4 December 12, 2014

Americas Overview
Return to growth in U.S. Retail
Expand Latin America agency
and direct marketing
Pursue U.S. pension closeouts
Accelerate growth in Group,
Voluntary & Worksite Benefits
(GVWB)
Build U.S. direct business
Improved Group underwriting
results
Strong growth in Voluntary/
Worksite and Latin America
Sales rebound in Retail
Robust pension risk transfer
market
Mid- to high single digit
growth in Group
Upside in Corporate Benefit
Funding in pension risk
transfer
Low single digit growth in
Retail
Low to mid-teen growth in
Latin America
Overall mid-single digit
operating earnings growth
over long term
Key Strategies
Long-Term Outlook
Near-Term Opportunities
and Challenges

See Appendix for non-GAAP financial information, definitions and/or reconciliations.
Opportunities:
Spread compression
Uncertain capital rules and
regulatory environment
Expect Closed Block operating
earnings to decline in 2015
Challenges:

Americas – Group, Voluntary & Worksite Benefits
Operating Earnings Analysis

1 Cumulative impact, as reported in 3Q14 quarterly financial supplement.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
($ in millions) 4Q13 – 3Q14
Reported Operating Earnings $861
Reported notable items
1
:
Variable investment income, as compared to plan ($15)
Catastrophe experience and prior year development, net ($23)
Baseline Operating Earnings $823
Estimated impact of 2015 changes $17
Baseline Operating Earnings, as adjusted $840

Americas – Group, Voluntary & Worksite Benefits
Key Sensitivities
1% change in Group Life mortality ratio translates to
approximately $40 million of operating earnings
1% change in Non-Medical Health interest adjusted loss ratio translates to approximately $40 million of operating earnings
1% change in Property & Casualty (“P&C”) combined ratio
1
translates to approximately $10 million of operating earnings
1 Includes catastrophes.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Uncertainty due to health care
reform
Aggressive competitor pricing
Modest job gains offset by
slow wage growth
Americas – Group, Voluntary & Worksite Benefits
Factors Driving Near-Term Outlook
Demand for voluntary
products as responsibility
shifts to employees
Emergence of private
exchanges
Increase market share in the
mid-sized employer market
Opportunities Challenges

Americas – Group, Voluntary & Worksite Benefits
Near-Term Guidance on Certain Key Items
Expect growth in operating premiums, fees and other revenues (PFOs) of
2-4% in 2015, with acceleration in 2016-2017
Group Life mortality ratio of 89.7% 1 ; expect within targeted range of 85-90%
Non-Medical Health interest adjusted loss ratio of 80.3% 1 ; expect within targeted range of 77-82%
P&C combined ratio of 94.8% 1,2 ; expect within targeted range of 93-97%
Investment income spread of 268 bps 1,3 ; expect within targeted range of
220-260 bps
Modest decrease in operating expense ratio
1
Based on 4Q13 through 3Q14.
2 Includes catastrophes.
3 Includes variable investment income.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Group, Voluntary & Worksite Benefits
Long-Term Outlook
Target market growth for group insurance industry is 2-4%
1
Expect growth in operating PFOs to be 4-7%, while maintaining pricing discipline
Operating earnings growth expected to be 6-8%
1 MetLife Group Insurance Markets Analysis (2013). Based on 2008-2012 LIMRA and Eastbridge reports.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Corporate Benefit Funding
Operating Earnings Analysis

($ in millions) 4Q13 – 3Q14
Reported Operating Earnings $1,494
Reported notable items
1
:
Variable investment income, as compared to plan ($96)
Litigation reserves & settlement costs $10
Baseline Operating Earnings $1,408
Estimated impact of 2015 changes ($61)
Baseline Operating Earnings, as adjusted $1,347
1 Cumulative impact, as reported in 3Q14 quarterly financial supplement.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Corporate Benefit Funding
Key Sensitivities
$1 billion of pension closeout sales translates to approximately
$10 million of operating earnings
10 bps increase in LIBOR without any change in longer-term
interest rates could reduce operating earnings by $3-$5 million
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Uncertain capital rules and
regulatory environment
Flattening yield curve expected
to pressure investment spreads
Americas – Corporate Benefit Funding
Factors Driving Near-Term Outlook
Robust pension risk transfer
market
Employer-sponsored
retirement income solutions
Opportunities Challenges

Americas – Corporate Benefit Funding
Near-Term Guidance on Certain Key Items
1 Based on 4Q13 through 3Q14.
Expect pension risk transfer market to be robust even without any jumbo deals
Expect spread compression in 2015-2017 from favorable 2014
results
–
Investment income spread of 179 bps
1
, with variable investment
income contributing 44 bps
–
Investment income spread for 2015 of 150-170 bps, with variable investment income contributing 30-40 bps
–
Flattening yield curve expected to pressure 2016 & 2017 spreads

Americas – Corporate Benefit Funding
Long-Term Outlook
1 Towers Watson (November 2013).
2 LIMRA (2Q14).
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
Continued significant and sustained growth in pension risk
transfer market
About 40% of plan sponsors with frozen plans under $1 billion expect to terminate in next 4 years
1
Expect to maintain top 3 market share position in most major markets
(U.S. Pensions, Stable Value and Structured Settlements)
2
Operating earnings growth expected to be 3-5%

Americas – Retail Annuities
Operating Earnings Analysis
($ in millions) 4Q13 – 3Q14
Reported Operating Earnings $1,489
Reported notable items
1
:
Variable investment income, as compared to plan ($35)
Actuarial assumption review and other insurance adjustments $18
Other noteworthy items:
Initial market impact
2
($67)
Baseline Operating Earnings
$1,405
Estimated impact of 2015 changes
$83
Baseline Operating Earnings, as adjusted $1,488

1 Cumulative impact, as reported in 3Q14 quarterly financial supplement.
2 To the extent market returns differ from MetLife’s long-term expectations, reserves and deferred acquisition cost balances are trued-up in the quarter to reflect the variance.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Retail Annuities
Key Sensitivities
65-70% of the separate account (SA) assets are in equities
Operating earnings sensitivity to SA returns:
10 bps change in the investment income spread translates to
operating earnings of approximately $25 million annually

1 Quarter in which market impact occurs.
2 Annually.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
SA Return Initial Market Impact
1
Ongoing Market Impact
2
+10% +$35 million +$100 million
(10%) ($25 million) ($100 million)

Investment spread
compression
Continued negative variable
annuity fund flows
Americas – Retail Annuities
Factors Affecting Near-Term Outlook
Full suite of competitive
Retail annuity products
Sales growth in all product
lines
Upside from rising interest
rates and modest equity
market appreciation
Opportunities
Challenges

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Retail Annuities
Near-Term Guidance on Certain Key Items
Expect annuity sales to increase more than 50% in 2015, then continue to increase through 2017; balanced product portfolio
Expect net flows to improve, but still negative
Deferred annuity spread of 283 bps
1
; expect 250-270 bps in
2015-2016 and 235-255 bps in 2017

1 Based on 4Q13 through 3Q14, includes variable investment income.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Retail Annuities
Long-Term Outlook
Retail annuity industry sales expected to grow, driven by
favorable demographics
Expect MetLife’s market share to increase in the near term and then remain stable
Growth in operating PFOs and operating earnings of
approximately 3-5% per year; dependent on market environment
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Retail Life & Other
Operating Earnings Analysis
($ in millions) 4Q13 – 3Q14
Reported Operating Earnings $1,132
Reported notable items
1
:
Variable investment income, as compared to plan ($51)
Catastrophe experience and prior year development, net ($9)
Actuarial assumption review and other insurance adjustments ($93)
Litigation reserves & settlement costs $36
Baseline Operating Earnings $1,015
Estimated impact of 2015 changes $70
Baseline Operating Earnings, as adjusted $1,085

1 Cumulative impact, as reported in 3Q14 quarterly financial supplement.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Retail Life & Other
Key Sensitivities
1% change in interest adjusted benefit ratio translates to
approximately $35 million of operating earnings
1% change in the P&C combined ratio
1
translates to
approximately $12 million of operating earnings
1 Includes catastrophes.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Expect Closed Block operating
earnings to decline in 2015
Pace of market adoption of
new product solutions
Americas – Retail Life & Other
Factors Affecting Near-Term Outlook
Improving sales growth with
new product portfolio
Speed to market with
migration to a new
administration system
Opportunities Challenges

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Retail Life & Other
Near-Term Guidance on Certain Key Items
Double digit growth in total life sales in 2015, which compares to lower sales in 2014; operating PFOs flat in 2015
Variable & universal life spread of 202 bps
1,2
; expect range of
190-200 bps in 2015 and then a modest decline in 2016-2017
P&C combined ratio of 93.5%
1,3
; expect within the range of
93-97% in 2015-2017
Interest adjusted benefit ratio of 52.9%
1
(54.3%
1,4
, as adjusted);
expect within the range of 50-55%
Closed Block operating earnings expected to decline about
$50 million in 2015
1 Based on 4Q13 through 3Q14. 2 Includes variable investment income. 3 Includes catastrophes. 4 Includes the reported notable item “other insurance adjustments” reflected in baseline operating earnings.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Retail Life & Other
Long-Term Outlook
Long-term life industry distribution shift from traditional producers to financial advisors and banks
MetLife’s current market share is 3%
1
; expect share increase with
focus on higher growth distribution channels
Growth in operating PFOs and operating earnings of 1-3%
1 LIMRA (3Q14).
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Latin America
Operating Earnings Analysis
($ in millions) 4Q13 – 3Q14
Reported Operating Earnings $668
Reported notable items
1
:
Tax adjustments
2
$41
Other noteworthy items:
ProVida encaje
3
earnings, as compared to plan ($24)
Other tax items ($9)
Baseline Operating Earnings $676
Estimated impact of 2015 changes ($105)
Baseline Operating Earnings, as adjusted $571
1 Cumulative impact, as reported in 3Q14 quarterly financial supplement.
2 Chilean tax reform.
3 The ProVida encaje is capital required by Superintendencia de Pensiones. The encaje is invested the same as the total pension fund, and the income is included in operating earnings.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Latin America
Key Sensitivities
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
1% change in Mexican Peso to U.S. dollar exchange rate
translates to approximately $5 million of operating earnings
1% change in Chilean Peso to U.S. dollar exchange rate
translates to approximately $3 million of operating earnings
1% change in the annual return on the ProVida encaje
translates to approximately $4 million of operating earnings

Regulatory uncertainty across
region
Chilean pension reform
Currency weakness and
regional economic growth
Americas – Latin America
Factors Driving Near-Term Outlook
Growth in employee benefits
and worksite marketing
Growth in Chile and
Colombia agency
Direct marketing
Opportunities Challenges

Americas – Latin America
Near-Term Guidance on Certain Key Items
Mexico and Chile expected to remain at 85% of Latin America
operating earnings
Expect low double-digit annual growth in operating PFOs
Operating earnings growth consistent with growth in operating
PFOs as a result of investment in the businesses
Direct businesses to be consolidated in Latin America in 2015
1
1 Consumer direct business moving from Corporate & Other to Latin America and will be consolidated with U.S. sponsored direct business.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Americas – Latin America
Long-Term Outlook
Anticipate low double digit growth in operating PFOs in the region, in line with market
Operating earnings growth expected to be in excess of growth in operating PFOs as a result of:
–
Momentum in direct marketing
–
Expansion of employee benefits across the region
–
Further development of agency channels
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Christopher Townsend President Asia OUTLOOK CALL 2 0 1 4 December 12, 2014

Asia Overview
A leading multinational in Asia with operations across 10 markets
Clear, consistent strategy to maximize earnings from scale
businesses and capitalize on high-growth markets
Diversified across currencies, products and channels
Expect high single to low double digit operating earnings growth on a constant currency basis over time
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Asia
Operating Earnings Analysis

($ in millions) 4Q13 – 3Q14
Reported Operating Earnings $1,277
Reported notable items
1
:
Variable investment income, as compared to plan ($17)
Actuarial assumption review and other insurance adjustments $13
Other noteworthy items:
Japan – Excess fixed annuity surrenders ($31)
Japan – Tax items ($13)
Baseline Operating Earnings $1,229
Estimated impact of 2015 changes $14
Baseline Operating Earnings, as adjusted $1,243
1 Cumulative impact, as reported in 3Q14 quarterly financial supplement.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Asia
Operating Earnings Breakdown

2014 2017
Japan 85-90% 75-80%
Japanese Yen 45-55%
U.S. Dollar 30-40%
Australian Dollar 10-15%
Korea 10-15% 10-15%
Rest of Asia
*
< 3% 10-15%
*
Emerging markets expected to be less than 2% in 2014 and 6-9% in 2017.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Asia
Key Sensitivities
Change
Annual Impact
on Operating
Earnings
($ in millions)
Solvency
Margin Ratio
(%)
Japanese Yen: U.S. Dollar – unhedged basis +/- 1 $4-$5
1
Korean Won: U.S. Dollar +/- 10 $1-$2
10-Year U.S. Government Bond Yield +/- 10 bps $1-$2 5%-10%
10-Year Japanese Government Bond Yield +/- 10 bps $1-$2 10%-15%
Combined U.S. and Japanese Government Bond Yield +/- 10 bps $2-$4 15%-35%
1 We have hedged approximately two-thirds of our yen-based earnings at 107 in 2015 and 104 in 2016.  For every 1 yen above 107 in 2015 and
104 in 2016, there would be approximately a $2-$3 million benefit to operating earnings from these hedges.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Strengthening of U.S. dollar
against Asian currencies
Regulatory tightening
Low interest rate environment
Asia
Factors Driving Near-Term Outlook
Continue to enhance
distribution to drive productivity
Continue to actively manage
product portfolio
Expand Health expertise
outside of Japan
Broad rollout of digital
Grow employee benefits
Opportunities Challenges

Asia
Near-Term Guidance on Certain Key Items
Proportion of protection sales expected to grow from 48% of total Asia sales in 2014 to 50-55% by 2017
Growth in operating PFOs of 5-10% annually on a constant currency basis, with 2015 expected to be at the lower end of the range
Distribution expenses managed in line with sales; growth in operating expenses no more than half of growth in operating PFOs
High single to low double digit operating earnings growth on a constant currency basis
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Asia
Long-Term Outlook
Market growth
1
–
Japan 2-3%
–
Korea 5-6%
–
Rest of Asia 10-15%
Growth in MetLife Asia operating PFOs (constant currency basis)
–
Japan 4-6%
–
Korea 6-8%
–
Rest of Asia 15-20%
Operating expenses grow at a slower rate than operating PFOs
1 Source: Swiss Re Country Insurance Market (2014) for Japan and Rest of Asia; Korea Insurance Research Institute Insurance Industry Outlook (2014).
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Michel Khalaf President Europe, Middle East and Africa OUTLOOK CALL 2 0 1 4 December 12, 2014

EMEA Overview
Leading position in several markets in the Middle East and
Central & Eastern Europe
Emerging markets expected to comprise close to 80% of EMEA
operating earnings over the near term
Diversified across geography, product and channel
Near-term challenges but long-term growth prospects intact
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

EMEA
Operating Earnings Analysis

($ in millions) 4Q13 – 3Q14
Reported Operating Earnings $366
Reported notable items
1
:
Actuarial assumption review and other insurance adjustments ($10)
Tax adjustments ($11)
Other noteworthy items:
Conversion of certain operations to calendar year reporting ($11)
Other tax and reserve adjustments and impact of divestitures ($16)
Baseline Operating Earnings $318
Estimated impact of 2015 changes ($83)
Baseline Operating Earnings, as adjusted $235
1 Cumulative impact, as reported in 3Q14 quarterly financial supplement.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

EMEA
Key Sensitivities
Largest operations Poland, the Gulf and Russia, accounting for roughly half of emerging markets operating earnings in region
Operating earnings currency exposure
1
–
45% Euro
–
22% Polish Zloty
–
15% Russian Ruble
–
10% Turkish Lira

1 Based on baseline operating earnings, as adjusted for 4Q13 – 3Q14.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Strengthening of U.S. dollar
Regulatory changes
Political and economic headwinds
EMEA
Factors Driving Near-Term Outlook
Growth in emerging markets
Build the MetLife brand in key
markets
Capital diversification and cash
generation
Opportunities Challenges

EMEA
Near-Term Guidance on Certain Key Items
Sales growth rate in the high single digits, moving to mid-teens
Operating PFOs flat to down in 2015 due to FX, conversion of certain operations to calendar reporting and divestitures in 2014
Expect mid- to high single digit growth in operating PFOs in
2016-2017
Operating earnings growth expected to be in mid-teens, on a
constant currency basis
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

EMEA
Long-Term Outlook
Market growth
1
–
Developed 2-4%
–
Emerging markets 6-8%
Growth in MetLife EMEA operating PFOs of 10-12% (constant
currency basis)
–
Developed 4-6%
–
Emerging markets 12-15%
Operating expense growth of mid- to high single digits as more countries reach scale
1 Source: Munich Re Economic Research, Insurance Market Outlook (May 2014).
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

John C.R. Hele Chief Financial Officer OUTLOOK CALL 2 0 1 4 December 12, 2014

Financial Update
Equity and operating ROE by segment
Impact of low interest rates
Corporate & Other and taxes
Free cash flow (FCF)
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Equity and ROE by Segment
1 Average common equity for 4Q13 to 3Q14 reflecting estimated impact of 2015 changes.
2 For 4Q13 through 3Q14; derived using baseline operating earnings, as adjusted, reflecting estimated impact of 2015 changes.
3 Excludes AOCI, other than FCTAs.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
($ in billions)
Equity
1
Operating ROE
2,3
Tangible ROE
2,3
Retail Life & Other $8.5 – $8.9 12 – 13%
Retail Annuities 11.4 – 12.0 12 – 13%
GVWB 5.5 – 5.8 14 – 15%
Corporate Benefit Funding 7.1 – 7.4 18 – 19%
Latin America 3.5 – 3.7 15 – 16%
Americas 36.0 – 37.8 14 – 15% 16 – 17%
Asia 11.3 – 11.8 10 – 11% 18 – 19%
EMEA 3.3 – 3.5 7% 13 – 14%
Corporate & Other 2.2 – 2.4 NA NA
Total Company $52.8 – $55.5 11 – 12% 14 – 15%

Manageable Impact from Low Interest Rates
Balance sheet impact if 10-year Treasury at 2% forever
–
Statutory reserve increase of less than $1 billion
–
GAAP charge with present value of approximately $3 billion after tax
Operating earnings impact if 10-year Treasury at 2% for 2015-2016
–
Approximately $80 million reduction versus plan for 2015
–
Approximately $180 million reduction versus plan for 2016
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Guidance on Corporate & Other and Tax Rate
Litigation reserve increase related to asbestos cases of
$110-$130 million, after tax, in 4Q14
Corporate & Other expected operating loss of $550-$750 million in 2015
Effective tax rate expected to be 26.3% in 2015
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

FCF Outlook Remains 45-55% of Operating Earnings
Free Cash Flow as a % of Operating Earnings
1 The bars represent mid-points of ranges.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
2014 Projection per
2013 Outlook Call
Current 2014
Estimate
Current 2015-2017
Projection
1
~35%
45 - 55%
~40%

Steven A. Kandarian Chairman, President & Chief Executive Officer OUTLOOK CALL 2 0 1 4 December 12, 2014

Key Takeaways
Ahead of strategic plan for operating earnings and operating ROE
Challenges in 2015 include foreign currency weakness and
margin pressure from low interest rates
Ongoing effort to improve quality of information for investors
Focused on improving free cash flow
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Appendix OUTLOOK CALL 2 0 1 4 December 12, 2014

Safe Harbor Statement
This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,”
“estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates.
These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These
factors include: (1) difficult conditions in the global capital markets; (2) increased volatility and disruption of the capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (3) exposure to financial and capital market risks, including as a result of the disruption in Europe; (4) impact of comprehensive financial services regulation reform on us, as a potential non-bank systemically important financial institution, or otherwise; (5) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (6) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (7) adverse results or other consequences from litigation, arbitration or regulatory investigations; (8) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (9)
investment losses and defaults, and changes to investment valuations; (10) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (11) impairments of goodwill and realized losses or market value impairments to illiquid assets; (12) defaults on our mortgage loans; (13) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (14) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (15) downgrades in our claims paying ability, financial strength or credit ratings; (16) a deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company;
(17) availability and effectiveness of reinsurance or indemnification arrangements, as well as any default or failure of counterparties to perform;
(18) differences between actual claims experience and underwriting and reserving assumptions; (19) ineffectiveness of risk management

Safe Harbor Statement (Continued)
policies and procedures; (20) catastrophe losses; (21) increasing cost and limited market capacity for statutory life insurance reserve financings;
(22) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (23) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (24) our ability to address difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from business acquisitions, including our acquisition of American Life Insurance Company and
Delaware American Life Insurance Company, and integrating and managing the growth of such acquired businesses, or arising from dispositions of businesses or legal entity reorganizations; (25) regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (26) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (27) the possibility that
MetLife, Inc.’s Board of Directors may influence the outcome of stockholder votes through the voting provisions of the MetLife Policyholder
Trust; (28) changes in accounting standards, practices and/or policies; (29) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (30) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (31) inability to attract and retain sales representatives; (32) provisions of laws and our incorporation documents may delay, deter or prevent takeovers and corporate combinations involving MetLife; (33) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (34) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks;
and (35) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC.
MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the
SEC.

Explanatory Note on Non-GAAP Financial Information
Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information slide and this Appendix) to net income
(loss), net income (loss) per share, operating earnings, operating earnings per share, book value per share, book value per share, excluding accumulated other comprehensive income (loss) (“AOCI”), book value per share, excluding AOCI, other than foreign currency translation adjustments (“FCTA”), book value per share-tangible common stockholders’ equity, premiums, fees and other revenues, operating return on equity, excluding AOCI, other than FCTA, and tangible operating return on equity should be read as net income (loss) available to MetLife,
Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, book value per common share, excluding AOCI, book value per common share, excluding AOCI, other than FCTA, book value per common share-tangible common stockholders’ equity, premiums, fees and other revenues (operating), operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, and operating return on MetLife, Inc.’s tangible common stockholders’ equity, respectively.
Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources.
Consistent with accounting principles generally accepted in the United States of America ("GAAP") accounting guidance for segment reporting, operating earnings is MetLife's measure of segment performance. Operating earnings is also a measure by which MetLife senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, both net of income tax.  Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.
Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife and are referred to as divested businesses. Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.
The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:
• Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits ("GMIB") fees ("GMIB Fees");
• Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and (v)
excludes certain amounts related to securitization entities that are variable interest entities ("VIEs") consolidated under GAAP; and
• Other revenues are adjusted for settlements of foreign currency earnings hedges.

The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and
NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");
Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;
Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired ("VOBA") excludes amounts related to: (i) NIGL and
NDGL, (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;
Amortization of negative VOBA excludes amounts related to Market Value Adjustments;
Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and
Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii)
acquisition and integration costs.
Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
MetLife, Inc.’s tangible common stockholders’ equity is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI and is also reduced by the impact of goodwill, value of distribution agreements (“VODA”) and value of customer relationships acquired (“VOCRA”), all net of income tax.  MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
Explanatory Note on Non-GAAP Financial Information
(Continued)

MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company's performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, net investment gains (losses) and net derivative gains (losses), respectively. MetLife, Inc.’s tangible common stockholders’ equity and MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, should not be viewed as substitutes for total MetLife, Inc.’s stockholders’ equity calculated in accordance with
GAAP. Reconciliations of these measures to the most directly comparable GAAP measures are included in the Third Quarter 2014 Financial
Supplement and/or in the tables that accompany this Appendix.
MetLife also refers to baseline operating earnings in this presentation. Baseline operating earnings is operating earnings, adjusted to reflect the cumulative impact of notable items as reported in the Third Quarter 2014 Financial Supplement, as well as other noteworthy items, if applicable.
MetLife believes that the presentation of baseline operating earnings enhances the understanding of its performance by providing an estimate of the operating earnings that should be considered as the starting point for growth.
MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in discretionary capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies, and net contributions from debt. This measure of free cash flow is prior to discretionary capital deployment, including common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual operating earnings.
Operating return on MetLife, Inc.'s tangible common stockholders' equity is defined as operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by average MetLife, Inc.'s tangible common stockholders' equity.
Operating return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA is defined as operating earnings available to common shareholders divided by average MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA.
Operating return on MetLife, Inc.'s common stockholders' equity, excluding AOCI is defined as operating earnings available to common shareholders divided by average MetLife, Inc.'s common stockholders' equity, excluding AOCI.
Operating return on MetLife, Inc.'s common stockholders' equity is defined as operating earnings available to common shareholders divided by average MetLife, Inc.'s common stockholders' equity.
Return on MetLife, Inc.’s tangible common stockholders' equity is defined as net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by average MetLife, Inc.'s tangible common stockholders' equity.
Explanatory Note on Non-GAAP Financial Information
(Continued)

Explanatory Note on Non-GAAP Financial Information
(Continued)
Return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA is defined as net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA.
Return on MetLife, Inc.'s common stockholders' equity, excluding AOCI is defined as net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.'s common stockholders' equity, excluding AOCI.
Return on MetLife, Inc.’s common stockholders’ equity is defined as net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.’s common stockholders’ equity.
Operating expense ratio is calculated by dividing operating expenses (other expenses net of capitalization of DAC) by operating premiums, fees and other revenues.
For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures may be included in this Appendix to the presentation materials and/or are on the Investor Relations portion of MetLife’s Internet website.
Additional information about MetLife’s historical results is also available on its Internet website in its Quarterly Financial Supplements for the corresponding periods.
The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures.
In this presentation, MetLife may refer to sales activity for various products. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.
The impact of changes in foreign currency exchange rates is calculated using the average foreign currency exchange rates for the current period and is applied to each of the comparable periods.
In this presentation, MetLife may provide forward-looking guidance on its future earnings, premiums, fees and other revenues, earnings per diluted common share, book value per common share, return on common equity and free cash flow (as a percentage of annual operating earnings) on an operating or non-GAAP basis.  A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a significant impact on GAAP net income.
In addition, MetLife may provide estimated historical operating results for business that is not within a single reportable segment or Corporate &
Other in this presentation. A reconciliation of non-GAAP measures to the most directly comparable GAAP measures is not accessible for such results, as MetLife calculates GAAP results only for its reportable segments and Corporate & Other.

Definitions

Definitions - Sales
Retail:
GVWB:
CBF:
Direct:
Latin America, Asia and EMEA:

Life Sales:
•
Statistical sales information for life insurance is calculated by MetLife using the LIMRA definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.
Annuity Sales:
•
Individual annuities sales consists of statutory premiums direct and assumed, excluding company sponsored internal exchanges.
•
Sales of life and non-medical health products include 100% of annualized full year premiums and fees from recurring-premium policy.
•
Sales for property & casualty are based on first year direct written premium net of cancellation and endorsement activity.
Pension Closeout Sales:
•
Pension closeout sales consist of statutory single-premiums received as payment to assume certain benefit liabilities of a U.S. pension plan.
This is consistent with the LIMRA definition of sales for single-premium buy-outs.
Consumer Direct Individual Life Sales:
•
Statistical sales information for life insurance is calculated by using the LIMRA definition of sales for core direct sales, excluding company sponsored internal exchanges.
Sponsored Direct Group Product Sales:
•
100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group).
•
Sales for property & casualty are based on first year direct written premium net of cancellation and endorsement activity.
•
10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions) and 20% of single-premium deposits from credit insurance.
•
100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group).

Reconciliations

Reconciliation of Operating Earnings Available to Common Shareholders to Net Income
(Loss) Available to MetLife, Inc.’s Common Shareholders – Total Company

2011 2012 2013
Nine Months Ended
September 30, 2014
($ in millions)
Operating earnings available to common shareholders 4,654 $    5,649 $   6,261 $    4,977 $
Adjustments from operating earnings available to common shareholders to net income
(loss) available to MetLife, Inc.'s common shareholders:
Add: Net investment gains (losses) (867)         (352)        161          (427)
Add: Net derivative gains (losses) 4,824       (1,919)     (3,239)     1,132
Add: Goodwill impairment -               (1,868)     -              -
Add: Other adjustments to continuing operations (1,419)      (2,492)     (1,597)     (923)
Add: Provision for income tax (expense) benefit (923)         2,174      1,683       (38)
Add: Income (loss) from discontinued operations, net of income tax 24            48           2              (3)
Less: Net income (loss) attributable to noncontrolling interests (8)             38           25            21
Less: Preferred stock redemption premium 146          -              -              -
Net income (loss) available to MetLife, Inc.'s common shareholders 6,155 $    1,202 $   3,246 $    4,697 $

Reconciliation of Operating Earnings Available to Common Shareholders to Net Income
(Loss) Available to MetLife, Inc.’s Common Shareholders

Retail
Life &
Other
Retail
Annuities
Group,
Voluntary
& Worksite
Benefits
Corporate
Benefit
Funding
Latin
America Asia EMEA
($ in millions)
Operating earnings available to common shareholders 1,132 $    1,489 $      861 $          1,494 $      668 $       1,277 $  366 $
Adjustments from operating earnings available to common shareholders to net income
(loss) available to MetLife, Inc.'s common shareholders:
Add: Net investment gains (losses) (23)           50              (17)             (568) 27            453        (81)
Add: Net derivative gains (losses) 184          450            229             265 (65)          (305)       77
Add: Other adjustments to continuing operations (198)         (651)           (165)           (45) (67)          (68)         110
Add: Provision for income tax (expense) benefit 14 53              (17)             105 (12)          (108)       (57)
Add: Income (loss) from discontinued operations, net of income tax (1)             -                 -                 (1) -              -             -
Less: Net income (loss) attributable to noncontrolling interests -               -                 -                 -                16            22          2
Net income (loss) available to MetLife, Inc.'s common shareholders 1,108 $    1,391 $      891 $          1,250 $      535 $       1,227 $  413 $
Americas
Cumulative Results 4Q13 - 3Q14

Reconciliation of Return on Common Equity

2011 2012 2013
Nine Months Ended
September 30, 2014
1
Return on Common Equity
Operating return on MetLife, Inc.'s:
Common stockholders' equity, excluding AOCI other than FCTA   10.1% 11.3% 12.2% 12.2%
Common stockholders' equity, excluding AOCI   10.0% 11.2% 11.9% 11.8%
Common stockholders' equity    9.2% 9.5% 10.4% 10.2%
Return on MetLife, Inc.'s:
Common stockholders' equity, excluding AOCI other than FCTA 13.3% 2.4% 6.3% 11.6%
Common stockholders' equity, excluding AOCI    13.2% 2.4% 6.2% 11.2%
Common stockholders' equity    12.2% 2.0% 5.4% 9.7%
1
Annualized using year-to-date results for the period ended September 30, 2014.